UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 12, 2015, Avid Technology, Inc. ( the “Company”) entered into a Transaction Agreement and Plan of Merger (the “Merger Agreement”), with Orad Hi-Tech Ltd. (“Orad”), an Israeli company listed on the Frankfurt stock exchange. The Company has agreed to acquire Orad and its subsidiaries on the terms and subject to the conditions set forth in the Merger Agreement. The material terms of the Merger Agreement are disclosed along with other information relating to the transaction in the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 13, 2015.
The Company is furnishing this Current Report on Form 8-K in order to provide investors with certain historical consolidated financial information of Orad. The historical financial information of Orad were prepared on the basis of International Financial Reporting Standards as issued by the International Accounting Standards Board.
The historical consolidated financial information of Orad is for informational purposes only, should be reviewed in its entirety and is subject to the assumptions, qualifications and adjustment as described therein.
Limitation on Incorporation by Reference. The information furnished in Item 7.01, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements.
The information provided in this current report on Form 8-K and Exhibit 99.1 hereto includes forward-looking statements that involve risks and uncertainties. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include but are not limited to: statements about the expected timing and completion of the proposed transaction and financing; the anticipated benefits of the proposed transaction, including estimated synergies; the effects of the proposed transaction, including effects on future financial and operating results; and other statements that are not historical facts. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that financing for the proposed transaction may not be obtained on anticipated terms or at all; the risk that we may not be able to refinance or extend our existing working capital loan on favorable terms or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that Avid may fail to realize the benefits expected from the proposed transaction; the risk that the integration of Orad into Avid may not progress as anticipated; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Avid’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Avid and Orad to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers; and on their operating results and businesses generally. The risks included above are not exhaustive. Other factors that could adversely affect Avid’s business and prospects are described in the filings made by Avid with the SEC. Avid expressly disclaims any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1*	Consolidated Financial Statements of Orad Hi-Tech Systems Ltd.

*furnished not filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: June 8, 2015	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit Number	Description

99.1*	Consolidated Financial Statements of Orad Hi-Tech Systems Ltd.

*furnished not filed